UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2013

KiOR, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35213	51-0652233
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13001 Bay Park Road, Pasadena, Texas 77507

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (281) 694-8700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into Material Definitive Agreement.

On March 17, 2013, KiOR, Inc. (the “Company”) and its wholly-owned subsidiary Kior Columbus, LLC, (“KiOR Columbus”) entered into an amendment no. 1 (the “Amendment”) to the Loan and Security Agreement, dated as of January 26, 2012 (as amended by the Amendment, the “Loan and Security Agreement”) with the Company and KiOR Columbus as borrowers (collectively, the “Borrowers”), 1538731 Alberta Ltd. as agent and lender, and 1538716 Alberta Ltd., as lender, (collectively, the “Alberta Lenders”), and KFT Trust, Vinod Khosla, Trustee, (“Khosla” and, collectively with the Alberta Lenders, the “Lenders”).

Pursuant to the original Loan and Security Agreement, the Alberta Lenders had made a term loan to the Borrowers in the principal amount of $50 million and Khosla had made a term loan to the Borrowers in the principal amount $25 million, for a total of $75 million in principal amount (collectively, the “Loan Advance”). The Amendment, among other things, (i) increases the amount available under the facility by $50 million, which the Borrowers may borrow from Khosla, based on the Borrowers’s capital needs, before March 31, 2014, subject to the terms of the Loan and Security Agreement, (ii) replaces the requirement to make installment payments of principal and interest with a single balloon payment at maturity, (iii) allows the Borrowers to elect payment of paid-in-kind interest throughout the term of the loan, (iv) modifies certain financial and negative covenants, including a covenant that required the Company to complete an equity offering meeting certain conditions on or before March 31, 2013, (v) requires the Company to raise additional capital in the amount of $175 million on or before March 31, 2014 unless it demonstrates three months cash on hand, (vi) increases by $25 million the limit on the amount of capital expenditures the Borrowers can make on the first standard commercial production facility in Natchez, Mississippi (the “Natchez Facility”) prior to raising additional funds and (vii) provides for the conversion, subject to the satisfaction of certain conditions, of (A) the secured obligations and certain other amounts in connection therewith owed to certain of the Lenders into the debt issued in connection with the Company’s financing of the Natchez Facility and (B) the secured obligations and certain other amounts in connection therewith owed to certain of the Lenders into the equity securities issued in connection with the Company’s financing of its Natchez Facility.

In order to borrow the additional amounts of up to $50 million in the aggregate from Khosla, (i) the Company must provide Khosla with a near term cash flow forecast demonstrating the need for such borrowing, (ii) at the time of and after giving effect to such advance, no event of default (as such term is defined under the Loan and Security Agreement) has occurred or is continuing, (iii) the Company must issue to Khosla a Subsequent Drawdown Warrant (as defined below) and (iv) the Company may not have consummated an offering of debt securities resulting in gross proceeds to the Company in an amount of $75 million or more (including any term loans (excluding any paid-in-kind interest) made by Khlosla under the Loan and Security Agreement on or after the effective date of the Amendment). Any additional borrowings from Khosla are considered a part of the Loan Advance.

The obligations of the Borrowers under the Loan and Security Agreement may be accelerated upon the occurrence of an event of default under the Loan and Security Agreement, which includes customary events of default including, without limitation, payment defaults, defaults in the performance of affirmative and negative covenants, the inaccuracy of representations or warranties, bankruptcy and insolvency related defaults, defaults relating to judgments, cross-defaults, and a change of control default.

In connection with the Amendment, the Company agreed to pay the Alberta Lenders $100,000 for costs and expenses and agreed to issue certain warrants as described below.

In partial consideration for the Amendment, the Company issued to the Lenders warrants to purchase an aggregate of 619,867 shares of its Class A common stock for an exercise price per share of $5.71, (the “ATM Warrants”). In addition, on the first day of each subsequent 12 month period, the Company agreed to grant to the Lenders additional shares under their respective ATM Warrants equal to (i) 3.75% of the average principal balance of the Loan Advance payable to such Lender as of the last calendar day of each of the subsequent twelve (12) months, divided by (ii) 100% of the volume-weighted average closing market price per share of the Company’s Class A Common Stock over the 20 consecutive trading days ending on, but excluding, the day of grant (the “Average Market Price”). The ATM Warrants expire on August 3, 2020. The ATM Warrant issued to Khosla will not be exercisable until the ATM Warrant issuance has been approved by the stockholders of the Company.

The Company must also issue Khosla warrants, (the “Subsequent Drawdown Warrants”), to purchase shares of its Class A common stock in connection with each Subsequent Loan Advance from Khosla. The number of shares of the Company’s Class A common stock underlying the Subsequent Drawdown Warrant (assuming no net issuance) is an amount equal to 18% of the amount of the Loan Advances from Khosla divided by the Average Market Price. The Subsequent Drawdown Warrants expire on August 3, 2020. The Subsequent Drawdown Warrant issued to Khosla will not be exercisable until the Subsequent Drawdown Warrant issuance has been approved by the stockholders of the Company.

In addition, the Company must issue each Lender one or more additional warrants to purchase shares of its Class A common stock if it elects payment of paid-in-kind interest on the outstanding principal balance of the Loan Advance for any month, (the “PIK Warrants”). Any PIK Warrants issued subsequent to the Amendment are referred to as the “Subsequent PIK Warrants.”

The number of shares of the Company’s Class A common stock underlying the Subsequent PIK Warrants (assuming no net issuance) is an amount equal to 18% of the amount of interest paid-in-kind payable over the following 12 months divided by the Average Market Price. The Subsequent PIK Warrants expire on August 3, 2020. The Company has elected to pay-in-kind interest over the 12 months following April 1, 2013. As such, in connection with closing, the Company issued the Lenders Subsequent PIK Warrants to purchase an aggregate of 478,626 shares of its Class A common stock for an exercise price per share of $5.71. The Subsequent PIK Warrants issued to Khosla will not be exercisable until the Subsequent PIK Warrant issuances have been approved by the stockholders of the Company.

The number of shares for which each PIK Warrant, Subsequent Drawdown Warrant and ATM Warrant is exercisable and the associated exercise price is subject to certain anti-dilution adjustments. Each PIK Warrant, Subsequent Drawdown Warrant and ATM Warrant may be exercised by payment of the exercise price in cash or on a net issuance basis. The warrants the Company issues under its Loan and Security Agreement obligate the Company to file a registration statement on Form S-3 covering the resale of such warrants and the shares of the Company’s Class A common stock issuable upon exercise of such warrants. Subsequent PIK Warrants and ATM Warrants issued by the Company in connection with the Amendment require the Company to register the resale of such warrants and the shares underlying such warrants on a registration statement on Form S-3 as soon as reasonably practicable, but in no event later than June 30, 2013.

The Company and the Lenders have agreed that without the Company first obtaining the approval of its stockholders, the Company shall not have any obligation to issue, and shall not issue, any warrants under the Loan and Security Agreement (including without limitation the ATM Warrants, the Subsequent Drawdown Warrants and the Subsequent PIK Warrants) to the extent that their issuance, when aggregated, would obligate the Company to issue more that 19.99% of the outstanding Class A common stock of the Company (or securities convertible into such Class A common stock), or the outstanding voting power, as calculated immediately prior to the execution of the Amendment (subject to appropriate adjustments for any stock splits, stock dividends, stock combinations or similar transactions), in each case at a price less than the greater of the book or market value of the Class A common stock.

Vinod Khosla is the managing member of VK Services, LLC which is the manager of Khosla Ventures Associates II, LP (“KVAII”) and Khosla Ventures Associates III, LP (“KVA III”). KVA II and KVA III are the general partners of Khosla Ventures II, LP and Khosla Ventures III, LP, respectively, who are stockholders of the Company. Certain shares of Class A common stock of the Company are held by an entity affiliated with Mr. Khosla, and Mr. Khosla may be deemed to have indirect beneficial ownership of such shares. As a result, Mr. Khosla may be deemed to possess voting and investment control over (and indirect beneficial ownership of) more than 60% of the outstanding shares of Class A common stock of the Company. Samir Kaul, a director of the Company, is also a member of KVA II and KVA III. As such, the Amendment was reviewed and approved in advance by the Company’s audit committee, which is comprised solely of independent directors, in accordance with the Company’s policies and procedures for related person transactions.

The foregoing descriptions of the Amendment and the ATM Warrants, the Subsequent PIK Warrants and the Subsequent Drawdown Warrants do not purport to be complete and are qualified in their entirety by reference to the Amendment, the ATM Warrants the Subsequent PIK Warrants and the form of Subsequent Drawdown Warrant filed as Exhibits 99.1, 99.2-99.5, 99.6-99.9 and 99.10, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition.

On March 18, 2013, the Company issued a press release announcing its financial results for the year ended December 31, 2012. A copy of the Company’s March 18, 2013 earnings press release is attached hereto as Exhibit 99.11.

The Company’s management will discuss these results on a conference call scheduled for March 18, 2013 at 10:00 a.m. Eastern Time (9:00 a.m. Central Time). Participants may join the conference call by dialing (877) 468-8808 (for U.S. and Canada) or (832) 412-2302 (International). The conference access code is 40025850 for all participants. To listen via live webcast, please visit the investor relations section of the Company’s website: http://investor.kior.com/events.cfm. An audio replay of the conference call will be available approximately two hours after the conclusion of the call and remain available until Monday, March 25, 2013 at 11:59 p.m. Eastern Time (10:59 p.m. Central Time) and can be accessed by dialing (855) 859-2056 (for U.S. and Canada) or (404) 537-3406 (International). The conference call replay access code is 10328600 for all participants. A replay of the webcast will also be available in the investor relations section of the Company’s website approximately two hours after the conclusion of the call and remain available for approximately 90 calendar days.

Pursuant to General Instruction B.2 of Form 8-K and Securities and Exchange Commission Release No. 33-8176, the information contained in the press release furnished as an exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

The press release contains statements intended as “forward-looking statements,” all of which are subject to the cautionary statement about forward-looking statements set forth therein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sale of Equity Securities.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The Company issued the ATM Warrants and Subsequent PIK Warrants in reliance on the exemption from registration provided for under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”). The Company relied on the exemption from registration provided for under Section 4(2) of the Securities Act based in part on the representations made by the Lenders, including the representations with respect to the Lenders’ status as an accredited investor, as such term is defined in Rule 501(a) of the Securities Act, and the Lenders’ investment intent with respect to the Warrants and the underlying shares of Class A common stock.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective March 15, 2013, W. Roger Lyle informed KiOR, Inc. (the “Company”) that he is resigning from his position as Senior Vice President of Operations of the Company. Mr. Lyle informed the Company that his decision to resign was for personal reasons. Mr. Lyle’s responsibilities will be absorbed by other members of the management team. The Company greatly appreciates Mr. Lyle’s service and wishes him and his family the best.

Item 7.01 Regulation FD Disclosure.

The information set forth in Item 2.02 above and in Exhibit 99.11 to this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01 Other Events.

On March 18, 2013, the Company issued a press release relating to the first shipment of its cellulosic diesel. A copy of this press release is attached hereto as Exhibit 99.12 and incorporated by reference herein.

The press release contains statements intended as “forward-looking statements,” all of which are subject to the cautionary statement about forward-looking statements set forth therein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Amendment No. 1 to Loan and Security Agreement dated as of March 17, 2013 among the Company, Kior Columbus LLC, 1538731 Alberta Ltd., 1538716 Alberta Ltd. and KFT Trust, Vinod Khosla, Trustee

99.2	Form of ATM Warrant Agreement to Purchase Shares of Class A Common Stock

99.3	ATM Warrant Agreement to Purchase Shares of Class A Common Stock dated as of March 17, 2013 issued by the Company to 1538731 Alberta Ltd.

99.4	ATM Warrant Agreement to Purchase Shares of Class A Common Stock dated as of March 17, 2013 issued by the Company to 1538716 Alberta Ltd.

99.5	ATM Warrant Agreement to Purchase Shares of Class A Common Stock dated as of March 17, 2013 issued by the Company to KFT Trust, Vinod Khosla, Trustee

99.6	Form of Post-First Amendment Additional Warrant Agreement to Purchase Shares of Class A Common Stock

99.7	Post-First Amendment Additional Warrant Agreement to Purchase Shares of Class A Common Stock dated as of March 17, 2013 issued by the Company to 1538731 Alberta Ltd.

99.8	Post-First Amendment Additional Warrant Agreement to Purchase Shares of Class A Common Stock dated as of March 17, 2013 issued by the Company to 1538716 Alberta Ltd.

99.9	Post-First Amendment Additional Warrant Agreement to Purchase Shares of Class A Common Stock dated as of March 17, 2013 issued by the Company to KFT Trust, Vinod Khosla, Trustee

99.10	Form of Warrant Agreement to Purchase Shares of Class A Common Stock

99.11	Earnings Release, dated March 18, 2013

99.12	Press Release titled “KiOR Ships First Cellulosic Diesel” dated March 18, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KiOR, INC.

Date: March 18, 2013	By:	/s/ Christopher A. Artzer

Christopher A. Artzer
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Amendment No. 1 to Loan and Security Agreement dated as of March 17, 2013 among the Company, Kior Columbus LLC, 1538731 Alberta Ltd., 1538716 Alberta Ltd. and KFT Trust, Vinod Khosla, Trustee

99.2	Form of ATM Warrant Agreement to Purchase Shares of Class A Common Stock

99.3	ATM Warrant Agreement to Purchase Shares of Class A Common Stock dated as of March 17, 2013 issued by the Company to 1538731 Alberta Ltd.

99.4	ATM Warrant Agreement to Purchase Shares of Class A Common Stock dated as of March 17, 2013 issued by the Company to 1538716 Alberta Ltd.

99.5	ATM Warrant Agreement to Purchase Shares of Class A Common Stock dated as of March 17, 2013 issued by the Company to KFT Trust, Vinod Khosla, Trustee

99.6	Form of Post-First Amendment Additional Warrant Agreement to Purchase Shares of Class A Common Stock

99.7	Post-First Amendment Additional Warrant Agreement to Purchase Shares of Class A Common Stock dated as of March 17, 2013 issued by the Company to 1538731 Alberta Ltd.

99.8	Post-First Amendment Additional Warrant Agreement to Purchase Shares of Class A Common Stock dated as of March 17, 2013 issued by the Company to 1538716 Alberta Ltd.

99.9	Post-First Amendment Additional Warrant Agreement to Purchase Shares of Class A Common Stock dated as of March 17, 2013 issued by the Company to KFT Trust, Vinod Khosla, Trustee

99.10	Form of Warrant Agreement to Purchase Shares of Class A Common Stock

99.11	Earnings Release, dated March 18, 2013

99.12	Press Release titled “KiOR Ships First Cellulosic Diesel” dated March 18, 2013